Exhibit 10.29

Portions of this exhibit marked [*] are requested to be treated confidentially.

EXECUTION VERSION

FOURTH AMENDMENT AGREEMENT

This Fourth Amendment Agreement (this “Amendment”) is entered into this 28th day of October, 2016, by and among BENEFITFOCUS, INC., a Delaware corporation (the “Parent”), BENEFITFOCUS.COM, INC., a South Carolina corporation (“Benefitfocus.com”), and BENEFITSTORE, INC., a South Carolina corporation (“BenefitStore”, and together with the Parent and Benefitfocus.com, each individually, a “Borrower”, and collectively, the “Borrowers”), the several banks and other financial institutions or entities party hereto (each a “Lender” and, collectively, the “Lenders”), and SILICON VALLEY BANK, as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrowers, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of February 20, 2015, as amended pursuant to that certain First Amendment Agreement dated June 16, 2015, pursuant to that certain Second Amendment Agreement dated December 18, 2015, and pursuant to that certain Third Amendment Agreement dated March 24, 2016 (as amended and as the same may from time to time be further amended, modified, supplemented or restated, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrowers for the purposes permitted in the Credit Agreement.

B. The Borrowers have requested an Increase (as defined in the Credit Agreement prior to giving effect to this Amendment) of $35,000,000 pursuant to Section 2.12 of the Credit Agreement, and the Required Lenders and the Administrative Agent agree to modify and amend certain terms and conditions of the Credit Agreement in connection therewith.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

2. Amendments to Credit Agreement.

2.1 Recitals. The second paragraph of the Recitals to the Credit Agreement is hereby amended by deleting “$60,000,000” and inserting “$95,000,000” in lieu thereof.

2.2 Section 1.1 (Defined Terms).

(a) The definition of “ABR” is amended by adding “In no event shall the ABR be less than 0.00%” after the first sentence thereof.

(b) The definition of “Applicable Margin” is amended and restated in its entirety as follows:

““Applicable Margin”:

(a) from the Fourth Amendment Effective Date until November 5, 2016, the percentages set forth in Level I of the pricing grid below; and

(b) from and after November 5, 2016 and on the fifth day of each month thereafter, the Applicable Margin shall be determined from the following pricing grids based upon Liquidity as set forth in the most recent Liquidity Report delivered or required to be delivered pursuant to Section 6.2(g) hereof; provided however if any Transaction Report or other calculation of a component of Liquidity is at any time restated or otherwise revised (including as a result of an audit) or if the information set forth in any Transaction Report or other calculation of a component of Liquidity otherwise proves to be false or incorrect such that the Applicable Margin would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default or Event of Default arising as a result thereof, interest and/or fees due under this Agreement shall be immediately recalculated at such other rate for any applicable periods and shall be due and payable promptly after demand from the Administrative Agent if such other rate would have been higher.

REVOLVING LOANS AND SWINGLINE LOANS

Level	Liquidity	Revolving Loans	Swingline Loans
I	≥ $90,000,000	0.75%	0.75%
II	≥ $60,000,000 but < $90,000,000	1.00%	1.00%
III	< $60,000,000	1.25%	1.25%

LETTER OF CREDIT FEE

Level	Liquidity	Letter of Credit Fees
I	≥ $90,000,000	0.75%
II	≥ $60,000,000 but < $90,000,000	1.00%
III	< $60,000,000	1.25%

Notwithstanding the foregoing, (a) if the Borrowers fail to deliver a Transaction Report or other calculation of a component of Liquidity as required herein, the Applicable Margin shall be the rates corresponding to Level III in the foregoing tables until such Transaction Report and/or calculation is delivered, and (b) no reduction to the Applicable Margin shall become effective at any time when an Event of Default has occurred and is continuing.”

(c) The definition of “Available Revolving Increase Amount” is amended by adding “As of the Fourth Amendment Effective Date, the Available Revolving Increase Amount is $5,000,000.00” after the first sentence thereof.

(d) The definition of “Commitment Fee Rate” is amended and restated in its entirety as follows:

““Commitment Fee Rate”:

(a) from and after the Fourth Amendment Effective Date until November 5, 2016, the percentages set forth in Level I of the pricing grid below; and

(b) from and after November 5, 2016 and on the fifth day of each month thereafter, the Commitment Fee Rate shall be determined from the following grid based upon Liquidity as set forth in the most recent Liquidity Report delivered or required to be delivered pursuant to Section 6.2(g) hereof; provided however if any Transaction Report or other calculation of a component of Liquidity is at any time restated or otherwise revised (including as a result of an audit) or if the information set forth in any Transaction Report or other calculation of a component of Liquidity otherwise proves to be false or incorrect such that the Commitment Fee Rate would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default or Event of Default arising as a result thereof, the Commitment Fee due under this Agreement shall be immediately recalculated at such other rate for any applicable periods and shall be due and payable promptly after demand from the Administrative Agent if such other rate would have been higher.

Level	Liquidity	Commitment Fee Rate
I	≥ $90,000,000	0.30000%
II	≥ $60,000,000 but < $90,000,000	0.35000%
III	< $60,000,000	0.37500%

Notwithstanding the foregoing, (a) if the Borrower fails to deliver a Transaction Report or other calculation of a component of Liquidity as required herein, the Commitment Fee Rate shall be the rate corresponding to Level III in the foregoing table until such Transaction Report and/or calculation is delivered, and (b) no reduction to the Commitment Fee Rate shall become effective at any time when an Event of Default has occurred and is continuing.”

(e) The definition of “Consolidated EBITDA” is amended and restated in its entirety as follows:

““Consolidated EBITDA”: with respect to the Parent and its consolidated Subsidiaries for any period, (a) the sum, without duplication, of the amounts for such period of (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense, plus (iii) provisions for taxes based on income, plus (iv) total depreciation expense, plus (v) total amortization expense, plus (vi) non-cash compensation expense, plus (vii) the fees, costs and expenses incurred in connection with this Agreement and the other Loan Documents and the transactions hereunder and thereunder, plus (viii) reasonable one-time fees, costs and expenses incurred in connection with a Permitted Acquisition or a successful offering or issuance of Capital Stock, in each case to the extent approved in writing by the Administrative Agent as an ‘add-back’ to Consolidated EBITDA, plus (ix) other non-cash items reducing Consolidated Net Income (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period) approved by the Administrative Agent in writing as an ‘add back’ to Consolidated EBITDA, plus (x) any extraordinary or non-recurring losses, expenses or charges not to exceed $1,000,000 in the aggregate in any fiscal year (or such higher amounts as may be approved by the Required Lenders as an ‘add-back’ to Consolidated EBITDA), minus (b) the sum, without duplication of the amounts for such period of (i) other non-cash items increasing Consolidated Net Income for such period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period), plus (ii) interest income.”

(f) The definition of “Fee Letter” is amended and restated in its entirety as follows:

““Fee Letter”: the amended and restated fee letter agreement dated October 11, 2016, by and among the Borrowers and the Administrative Agent, as may be amended, supplemented or otherwise modified from time to time.”

(g) The definition of “Liquidity” is amended and restated in its entirety as follows:

““Liquidity”: at any time, the sum of (i) the aggregate amount of unrestricted cash and Cash Equivalents (including short term marketable securities) held by the Borrowers and the Guarantors in Deposit Accounts or Securities Accounts maintained with SVB or SVB’s Affiliates or another Lender or an Affiliate thereof, or with National Bank of South Carolina (“NBSC”, provided that the aggregate amounts held in deposit accounts with NBSC shall not exceed $6,500,000 at any time), and in each case subject to a first priority lien in favor of the Administrative Agent, including, without limitation, pursuant to a Deposit Account Control Agreement with respect to each such Deposit Account or Securities Account Control Agreement with respect to each such Securities Account, plus (ii) the Available Revolving Commitment at such time; provided that, in connection with any calculation of Liquidity required hereunder, at least $30,000,000 must consist of unrestricted cash and Cash Equivalents (including short term marketable securities) satisfying the requirements of clause (i) above.”

(h) The definition of “Revolving Termination Date” is amended and restated in its entirety as follows:

““Revolving Termination Date”: is February 20, 2020.”

(i) The definition of “Total Revolving Commitments” is amended and restated in its entirety as follows:

““Total Revolving Commitments”: at any time, the aggregate amount of the Revolving Commitments then in effect. The original amount of the Total Revolving Commitments is $60,000,000. As of the Fourth Amendment Effective Date the amount of the Total Revolving Commitments is $95,000,000. The L/C Commitment and the Swingline Commitment are each sublimits of the Total Revolving Commitments.”

(j) The following new definitions are hereby added to Section 1.1 of the Credit Agreement in their appropriate alphabetical order:

““Fourth Amendment”: the Fourth Amendment to Credit Agreement, dated as of October 28, 2016.”

““Fourth Amendment Effective Date”: as defined in the Fourth Amendment.”

2.3 Section 4.28 (Patriot Act). Section 4.28 of the Credit Agreement is amended by adding the following sentence immediately after the last sentence thereof:

“Each Loan Party and their respective directors, officers and, to the knowledge of the Borrower, employees, agents, advisors and Affiliates is in compliance, in all material respects, with the United States Foreign Corrupt Practices Act of 1977, as amended.”

2.4 Section 4.29 (OFAC). Section 4.29 of the Credit Agreement is amended by amending and restating the second sentence thereof as follows:

“No Loan Party nor any of its Subsidiaries nor their respective directors, officers nor, to the knowledge of such Loan Party, employees, agents, advisors and Affiliates (a) is a Sanctioned Person or a Sanctioned Entity, (b) has its assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities.”

2.5 Section 6.2 (Certificates; Reports; Other Information). Section 6.2(f) of the Credit Agreement is amended and restated in its entirety as follows:

“(f) concurrently with each Notice of Borrowing and in any event within 35 days after the end of each month, account receivable and account payable agings (by invoice date), a deferred revenue schedule, and a Transaction Report summarizing and calculating (where applicable) the Borrowing Base, the Annualized Recurring Revenue Retention Rate, Recurring Revenue and Recurring Revenue Lost, together with all key performance metrics related to such calculations;”

2.6 Section 6.3 (Accounts Receivable). Section 6.3(b) of the Credit Agreement is amended by replacing “$750,000” therein with “$1,000,000”.

2.7 Section 6.5 (Maintenance of Existence; Compliance). Section 6.5(a)(i) of the Credit Agreement is amended and restated as follows:

“(i) preserve, renew and keep in full force and effect its organizational existence, in the case of the Borrowers, in any State of the United States or the District of Columbia,”

2.8 Section 6.6 (Maintenance of Property; Insurance). Section 6.6 of the Credit Agreement is amended by replacing “$25,000” therein with “$100,000”.

2.9 Section 6.8 (Notices). Section 6.8(c) of the Credit Agreement is amended by replacing “$500,000” therein with “$1,000,000”.

2.10 Section 7.1 (Financial Covenants).

(a) Section 7.1(b) of the Credit Agreement (Minimum Consolidated EBITDA) is amended by deleting the grid set forth therein and by substituting the following in its stead:

Quarter Ending	Minimum Consolidated EBITDA
March 31, 2015		($22,500,000)
June 30, 2015		($22,500,000)
September 30, 2015		($22,500,000)
December 31, 2015		($16,500,000)
March 31, 2016		($14,000,000)
June 30, 2016		($13,000,000)
September 30, 2016	$	[*	]
December 31, 2016	$	[*	]
March 31, 2017	$	[*	]
June 30, 2017	$	[*	]
September 30, 2017	$	[*	]
December 31, 2017	$	[*	]
March 31, 2018	$	[*	]
June 30, 2018	$	[*	]
September 30, 2018	$	[*	]
December 31, 2018	$	[*	]
March 31, 2019	$	[*	]
June 30, 2019	$	[*	]
September 30, 2019	$	[*	]
December 31, 2019	$	[*	]

[*]	Confidential treatment requested; certain information omitted and filed separately with the SEC.

2.11 Section 7.2 (Indebtedness). Section 7.2(e) of the Credit Agreement is amended by replacing “$15,000,000” with “$20,000,000”.

2.12 Section 7.2 (Indebtedness). Section 7.2(k) of the Credit Agreement is amended by adding the words “and any related financing obligations” after the words “building lease obligations” and replacing “5,000,000” with “$7,500,000”.

2.13 Section 7.2 (Indebtedness). Section 7.2 of the Credit Agreement is amended by deleting the period at the end of Section 7.2(l), inserting “;and” in its place and then adding the following new Section 7.2(m) immediately thereafter:

“(m) obligations incurred in the ordinary course of business in respect of bids, tenders, trade contracts, governmental contracts, statutory obligations, surety bonds, performance and return of money bonds, performance and completion guarantees and other obligations of a like nature.”

2.14 Section 7.5 (Disposition of Property). Section 7.5(m) of the Credit Agreement is amended by replacing “$500,000” therein with “$1,000,000”.

2.15 Section 7.6 (Restricted Payments). Section 7.6(b) of the Credit Agreement is amended by replacing “$250,000” therein with “$750,000”.

2.16 Section 7.7 (Consolidated Capital Expenditures). Section 7.7 of the Credit Agreement is amended by deleting the grid set forth therein and by substituting the following in its stead:

Fiscal Year	Consolidated Capital Expenditures
2015 fiscal year	$16,500,000
2016 fiscal year	$21,000,000
2017 fiscal year	$19,000,000
2018 fiscal year	$22,000,000
2019 fiscal year	$24,000,000

2.17 Section 8.1 (Events of Default). Section 8.1(h) of the Credit Agreement is amended by replacing “$250,000” therein with “$500,000”.

2.18 Amendment to Schedules. The schedules to the Credit Agreement and Guarantee and Collateral Agreement attached hereto hereby amend and restate the related schedules contained in the Credit Agreement and Guarantee Collateral Agreement, as applicable.

2.19 Exhibit B (Form of Compliance Certificate). Exhibit B to the Credit Agreement is hereby deleted in its entirety and the Exhibit A attached hereto is substituted in its stead.

3. Waiver to Loan Documents. The Administrative Agent and the Lenders hereby waive (x) the Default or Event of Default that may have occurred as a result of Borrowers’ incurrence of Indebtedness pursuant to (i) that certain performance bond #SUR0024422 in the original amount of $459,792.00 and (ii) that certain performance bond #SUR0036003 in the original amount of $4,557,800.00, which waiver relates only to the incurrence of such Indebtedness, and shall not be deemed to constitute a continuing waiver of any provision of the Credit Agreement with respect to any other Default or Events of Default, (y) the Default or Event of Default that may have occurred as a result of Borrower’s failure to disclose certain registered Intellectual Property issued to or acquired by certain Loan Parties since the Closing Date through the date hereof, and (z) the payment of the Default Rate on the Obligations to the extent payable prior to the date hereof on account of such Events of Default. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.

4. Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of (and in form and substance satisfactory to, as applicable) the Administrative Agent (such date, the “Fourth Amendment Effective Date”):

4.1 This Amendment shall have been duly executed and delivered by the respective parties hereto. The Administrative Agent shall have received a fully executed copy hereof.

4.2 The Administrative Agent shall have received all fees required to be paid on or prior to the Fourth Amendment Effective Date pursuant to the Fee Letter.

4.3 To the extent there are any material updates thereto, the Administrative Agent shall have received an updated Collateral Information Certificate, executed by a Responsible Officer of the Loan Parties.

4.4 If required by any Revolving Lender, the Administrative Agent shall have received a Revolving Loan Note (or amendment to any existing Revolving Loan Note) executed by the Borrower in favor of such Revolving Lender.

4.5 All necessary consents and approvals to this Amendment shall have been obtained by the Loan Parties.

4.6 The Administrative Agent shall have received a certificate of each Loan Party, dated the Fourth Amendment Effective Date and executed by the Secretary or Assistant Secretary of such Loan Party, substantially in the forms previously delivered, with appropriate insertions and attachments, including (i) the Operating Documents of such Loan Party (to the extent amended or modified since last delivered to the Administrative Agent), (ii) the relevant board resolutions or written consents of such Loan Party adopted by such Loan Party for the purposes of authorizing such Loan Party to enter into and perform the Loan Documents to which such Loan Party is party and (iii) the names, titles, incumbency and signature specimens of those representatives of such Loan Party who have been authorized by such resolutions and/or written consents to execute Loan Documents on behalf of such Loan Party, and (iv) a good standing certificate for each Loan Party certified as of a recent date by the appropriate Governmental Authority of its respective jurisdiction of organization.

4.7 The Administrative Agent shall have received a solvency certificate from the chief financial officer or treasurer of the Borrowers (or the Parent on behalf of the Borrowers).

4.8 After giving pro forma effect to such Increase and the use of proceeds thereof, (A) no Default or Event of Default shall have occurred and be continuing at the time of such Increase and (B) the Borrowers shall be in compliance with the then applicable financial covenants set forth in Section 7.1 hereof as of the end of the most recently ended month for which financial statements are required to be delivered prior to such Increase, and the Borrowers shall have delivered to the Administrative Agent a Compliance Certificate evidencing compliance with the requirements of this Section 4.8.

4.9 The Administrative Agent shall have received the results of recent lien searches in each of the jurisdictions where any of the Loan Parties is formed or organized, and such searches shall reveal no liens on any of the assets of the Loan Parties except for Liens permitted by Section 7.3 of the Credit Agreement.

4.10 The Administrative Agent shall have received the executed customary legal opinion of Wyrick Robbins Yates & Ponton LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

4.11 After giving effect to this Amendment, each of the representations and warranties herein and in the Credit Agreement and the other Loan Documents, as updated by the Schedules to the Credit Agreement and the Schedules to the Guarantee and Collateral Agreement attached to this Amendment (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of the Fourth Amendment Effective Date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

4.12 To the extent that the Borrowers have within two (2) Business Days of the date hereof received invoices for the fees, costs and expenses required to be paid by the Borrower in connection with this Amendment, the Administrative Agent shall have received payment in respect of such fees, costs and expenses.

4.13 To the extent that the Borrowers are requesting any Revolving Loans on the Fourth Amendment Effective Date, the conditions set forth in Section 5.2 of the Credit Agreement shall have been satisfied.

For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent (or made available) by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Fourth Amendment Effective Date specifying such Lender’s objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent to that effect on or prior to the Fourth Amendment Effective Date.

5. New Lenders and Settlement.

5.1 As of the Fourth Amendment Effective Date, the parties hereto hereby agree and acknowledge that, by executing this Amendment, Goldman Sachs Lending Partners LLC (“New Lender”) shall become a Lender under the Credit Agreement and the other Loan Documents with a Revolving Commitment as set forth on Schedule 1.1(A) of the Credit Agreement (as amended by this Amendment). The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations and rights of a Lender thereunder with a Revolving Commitment as set forth on Schedule 1.1(A) to the Credit Agreement (as amended hereby), (iii) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender under the Credit Agreement, and (iv) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and become a Lender under the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance on any of the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

5.2 As of the date hereof, the aggregate outstanding principal amount of the Revolving Loans under the Credit Agreement is $20,246,111.65 (the “Existing Revolving Loans”). The Existing Revolving Loans (together with all accrued and unpaid interest, fees, indemnities, costs and other payment obligations that are outstanding immediately prior to the date hereof) are owing as of the Fourth Amendment Effective Date, and are payable without set-off, counterclaim, deduction, offset or defense. On the Fourth Amendment Effective Date, each Existing Revolving Loan shall be made or converted (as applicable) into ABR Loans. All breakage fees in connection with the conversion of the Existing Revolving Loans to ABR Loans shall be waived. All accrued and unpaid interest and fees in respect thereof shall be repaid on the Fourth Amendment Effective Date. On the Fourth Amendment Effective Date, each New Lender agrees to pay to the Administrative Agent (which may take the form of such Lender overfunding any Revolving Loans requested on the Fourth Amendment Effective Date or such other procedure reasonably determined by the Administrative Agent), for the account of the Revolving Lenders, the amount necessary to ensure that the outstanding principal amount of the Revolving Loans and participations hereunder in Letters of Credit and participations hereunder in Swingline Loans of each Revolving Lender shall equal each Revolving Lender’s respective Revolving Percentages and L/C Percentages.

6. Limitation of Amendment.

6.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document.

6.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

7. Representations and Warranties. To induce the Administrative Agent and the Required Lenders to enter into this Amendment, the Borrowers hereby represent and warrant as follows:

7.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents, as updated by the Schedules attached to this Amendment, are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

7.2 Each Borrower have the power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment;

7.3 The execution and delivery by each Borrower of this Amendment and the performance by such Borrower of its obligations under the Credit Agreement, as amended by this Amendment, have been duly authorized;

7.4 The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Credit Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting such Borrower, (b) any contractual restriction with a Person binding on such Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on such Borrower, or (d) the organizational documents of such Borrower;

7.5 The execution and delivery by each Borrower of this Amendment and the performance by such Borrower of its obligations under the Credit Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on such Borrower, except as already has been obtained or made; and

7.6 This Amendment has been duly executed and delivered by each Borrower and is the binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

8. No Defenses of Borrowers. Each Borrower hereby acknowledges and agrees that such Borrower has no offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender with respect to the Obligations, or otherwise, and that if such Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and such Borrower hereby RELEASES the Administrative Agent and each Lender from any liability thereunder.

9. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

10. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

11. Effect on Loan Documents.

11.1 The amendments set forth herein shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver, or modification of any other term or condition of the Credit Agreement or of any Loan Documents or to prejudice any right or remedy which the Administrative Agent may now have or may have in the future under or in connection with the Loan Documents; (b) to be a consent to any future consent or modification, forbearance, or waiver to the Credit Agreement or any other Loan Document, or to any waiver of any of the provisions thereof; or (c) to limit or impair the Administrative Agent’s right to demand strict performance of all terms and covenants as of any date. The Borrowers, on behalf of each Loan Party, hereby ratify and reaffirm the Borrowers’ obligations under the Credit Agreement and each Loan Party’s obligations under each other Loan Document to which it is a party and agrees that none of the amendments or modifications to the Credit Agreement set forth in this Amendment shall impair any Loan Party’s obligations under the Loan Documents or the Administrative Agent’s rights under the Loan Documents. The Borrowers, on behalf of each Loan Party, hereby further ratify and reaffirm the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Secured Parties, as collateral security for the obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations (as amended and increased hereby) from and after the date hereof. The Borrowers, on behalf of each Loan Party, acknowledge and agree that the Credit Agreement and each other Loan Document is still in full force and effect and acknowledge as of the date hereof that no Loan Party has any defenses to enforcement of the Loan Documents. The Borrowers, on behalf of each Loan Party, waive any and all defenses to enforcement of the Credit Agreement as amended hereby and each other Loan Documents that might otherwise be available as a result of this Amendment of the Credit Agreement. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

11.2 To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

11.3 This Amendment is a Loan Document.

12. Severability. The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

13. Choice of Law. Section 10.13 and Section 10.14 of the Credit Agreement are hereby incorporated by reference in their entity mutatis mutandis.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

BENEFITFOCUS.COM, INC.		BENEFITFOCUS, INC.

By:	/s/ Jeffrey M. Laborde	By:	/s/ Jeffrey M. Laborde
Name:	Jeffrey M. Laborde	Name:	Jeffrey M. Laborde
Title:	Chief Financial Officer	Title:	Chief Financial Officer

BENEFITSTORE, INC.

		By:	/s/ Jeffrey M. Laborde
		Name:	Jeffrey M. Laborde
		Title:	Chief Financial Officer

Signature Page to Fourth Amendment

SILICON VALLEY BANK, as Administrative Agent and as a Lender

By	/s/ Michael Shuhy
Name:	Michael Shuhy
Title:	Director

Signature Page to Fourth Amendment

COMERICA BANK, as a Lender

By	/s/ J. Benetti
Name:	J. Benetti
Title:	SVP

Signature Page to Fourth Amendment

PACIFIC WESTERN BANK, as a Lender

By	/s/ Adam Glick
Name:	Adam Glick
Title:	SVP

Signature Page to Fourth Amendment

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

Signature Page to Fourth Amendment

SCHEDULE 1.1A

REVOLVING COMMITMENTS

AND REVOLVING PERCENTAGES

REVOLVING COMMITMENTS

Lender	Revolving Commitment	Revolving Percentage
Silicon Valley Bank	$40,000,000.00	42.1052632%
Comerica Bank	$25,000,000.00	26.3157894%
Pacific Western Bank	$20,000,000.00	21.0526316%
Goldman Sachs Lending Partners LLC	$10,000,000.00	10.5263158%
Total	$95,000,000.00	100.0000000%

L/C COMMITMENTS

(which is a sublimit of, and not in addition to, the Revolving Commitments)

Lender	L/C Commitments	L/C Percentage
Silicon Valley Bank	$5,000,000.00	100.000000000%
Total	$5,000,000.00	100.000000000%

SWINGLINE COMMITMENT

(which is a sublimit of, and not in addition to, the Revolving Commitments)

Lender	Swingline Commitment	Exposure Percentage
Silicon Valley Bank	$5,000,000	100.000000000%
Total	$5,000,000	100.000000000%

Schedule 1.1A

SCHEDULE 4.15

SUBSIDIARIES

Parent:

Benefitfocus, Inc., a Delaware corporation

Subsidiaries of the Parent:

Benefitfocus.com, Inc., a South Carolina corporation

BenefitStore, Inc., a South Carolina corporation

Percentage of Capital Stock owned by Loan Parties:

Loan Party	Subsidiary	Ownership Percentage
Benefitfocus, Inc.	Benefitfocus.com, Inc.	100%
Benefitfocus.com, Inc.	BenefitStore, Inc.	100%

Schedule 4.15

SCHEDULE 4.19(a)

FINANCING STATEMENTS AND OTHER FILINGS

Financing Statements

Loan Party	Filing	Filing Office
Benefitfocus, Inc.	UCC-1 Financing Statement	Delaware Secretary of State
Benefitfocus.com, Inc.	UCC-1 Financing Statement	South Carolina Secretary of State
BenefitStore, Inc.	UCC-1 Financing Statement	South Carolina Secretary of State

Other Filings

Filing of the Intellectual Property Security Agreement with the U.S. Copyright Office and the U.S. Patent and Trademark Office.

Schedule 4.19(a)

SCHEDULE 6.10

NBSC BANK ACCOUNTS

Loan Party	Account No.	Type of Account
Benefitfocus.com, Inc.		Checking
New Merchant
Operating
Money Market Sweep
BenefitStore, Inc.		Checking

Schedule 6.10

SCHEDULE 1

NOTICE ADDRESSES OF GUARANTORS

Guarantor	Notice Address
Benefitfocus, Inc.	100 Benefitfocus Way

Charleston, SC 29492

Attention: Jeffrey M. Laborde, Chief Financial Officer
and

Paris Cavic, Vice President and General Counsel

Facsimile No.: 843-849-6062

E-Mail: jeffrey.laborde@benefitfocus.com

E-Mail: paris.cavic@benefitfocus.com

Benefitfocus.com, Inc.	100 Benefitfocus Way

Charleston, SC 29492

Attention: Jeffrey M. Laborde, Chief Financial Officer
and

Paris Cavic, Vice President and General Counsel

Facsimile No.: 843-849-6062

E-Mail: jeffrey.laborde@benefitfocus.com

E-Mail: paris.cavic@benefitfocus.com

BenefitStore, Inc.	100 Benefitfocus Way

Charleston, SC 29492

Attention: Jeffrey M. Laborde, Chief Financial Officer
and

Paris Cavic, Vice President and General Counsel

Facsimile No.: 843-849-6062

E-Mail: jeffrey.laborde@benefitfocus.com

E-Mail: paris.cavic@benefitfocus.com

Schedule 1

SCHEDULE 2

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:

Grantor	Issuer	Class of Capital Stock	Certificate No.	No. of Shares / Units
Benefitfocus, Inc.	Benefitfocus.com, Inc.	Common	No. 1	100
Benefitfocus.com, Inc.	BenefitStore, Inc.	Common	No. 1	200

Pledged Notes:

Grantor	Issuer	Date of Issuance	Payee	Principal Amount
N/A	N/A	N/A	N/A	N/A

Securities Accounts:

Grantor	Securities Intermediary	Address	Account Number(s)
Benefitfocus, Inc.	N/A	N/A	N/A

Benefitfocus.com, Inc.	U.S. Bank, N.A.	CN-OH-W6TC Cincinnati, OH 45202
	U.S. Bank, N.A.	CN-OH-W6TC Cincinnati, OH 45202

BenefitStore, Inc.	N/A	N/A	N/A

Commodity Accounts:

Grantor	Commodities Intermediary	Address	Account Number(s)
N/A	N/A	N/A	N/A

Schedule 2

Deposit Accounts:

Grantor	Depositary Bank	Address	Account Number(s)
Benefitfocus, Inc.	Comerica	226 Airport Pkwy, Suite #100, M/C 4348 San Jose, CA 95110
	Comerica	226 Airport Pkwy, Suite #100, M/C 4348 San Jose, CA 95110
Benefitfocus.com, Inc.	NBSC	P.O. Box 8 Mount Pleasant, SC 29465
	NBSC	P.O. Box 8 Mount Pleasant, SC 29465
	NBSC	P.O. Box 8 Mount Pleasant, SC 29465
	NBSC	P.O. Box 8 Mount Pleasant, SC 29465
	SVB	3353 Peachtree Road NE Tower, Suite M-10 Atlanta, GA 30326
	SVB	3353 Peachtree Road NE Tower, Suite M-10 Atlanta, GA 30326
	SVB	3353 Peachtree Road NE Tower, Suite M-10 Atlanta, GA 30326
	SVB	3353 Peachtree Road NE Tower, Suite M-10 Atlanta, GA 30326

BenefitStore, Inc.	NBSC	P.O. Box 8 Mount Pleasant, SC 29465

Schedule 2

SCHEDULE 4

LOCATION OF JURISDICTION OF ORGANIZATION

Grantor	Jurisdiction of Organization	Organizational Identification Number	Location of Chief Executive Office	Location of Books
Benefitfocus, Inc.	Delaware	5301893	100 Benefitfocus Way Charleston, SC 29492	100 Benefitfocus Way Charleston, SC 29492

Benefitfocus.com, Inc.	South Carolina	N/A	100 Benefitfocus Way Charleston, SC 29492	100 Benefitfocus Way Charleston, SC 29492

BenefitStore, Inc.	South Carolina	N/A	100 Benefitfocus Way Charleston, SC 29492	100 Benefitfocus Way Charleston, SC 29492

Schedule 4

SCHEDULE 5

LOCATIONS OF EQUIPMENT AND INVENTORY

Grantor	Address Location
Benefitfocus, Inc.	N/A

Benefitfocus.com, Inc.	100 Benefitfocus Way Charleston, SC 29492
125 Fairchild Street Charleston, SC 29492
215 Fairchild Street Charleston, SC 29492
5935 Rivers Avenue North Charleston, SC 29406
1016 Woods Crossing Road Suite B Greenville, SC 29607
400 Riverwalk Terrace, Riverwalk Crossing Suites 160, 210, 240 & 250 Jenks, OK 74037
TierPoint Hosted Solutions LLC f/k/a Windstream Hosted Solutions LLC 5301 Departure Drive, Suite 111 Raleigh, NC 27616
TierPoint Hosted Solutions LLC f/k/a Windstream Hosted Solutions LLC 4021 Rose Lake Drive Charlotte, NC 28217
Exhibit Concepts, Inc. 700 Crossroads Court Vandalia, OH 45377
Stockade Storage 460 Seven Farms Drive Daniel Island, SC 29492

BenefitStore, Inc.	100 Benefitfocus Way Charleston, SC 29492

Schedule 5

SCHEDULE 6

RIGHTS OF THE GRANTORS RELATING TO PATENTS

Issued Patents of Benefitfocus, Inc.

NONE

Pending Patent Applications of Benefitfocus, Inc.

NONE

Issued Patents and Pending Patent Applications Licensed to Benefitfocus, Inc.

NONE

Issued Patents of Benefitfocus.com, Inc.

Jurisdiction	Patent No.	Issue Date	Inventor	Title
United States	8,412,646	04/02/2013	Theodore C. Tanner, Jr.; Matthew Aldridge; Gregory Jorstad	Systems and methods for automatic creation of agent-based systems

United States	8,572,760	10/29/2013	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information

United States	8,935,705	01/13/2015	Jeremy D. Martin	Execution of highly concurrent processing tasks based on updated dependency data structure at run-time

United States	9,430,504	08/30/2016	Michael Rosier	System and method for dynamically intercepting and adjusting persistence behaviors via runtime configuration

United States	9,454,412	09/27/2016	Michael Rosier	Systems and methods for classifying and analyzing runtime events

Australia	2009298151	10/29/2015	Theodore C. Tanner, Jr.; Matthew Aldridge; Gregory Jorstad	Systems and methods for automatic creation of agent-based systems

China	ZL200980126895.0	09/03/2014	Theodore C. Tanner, Jr.; Matthew Aldridge; Gregory Jorstad	Systems and methods for automatic creation of agent-based systems

China	ZL201180039769.9	07/22/2015	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information

China	ZL201280021183.4	09/21/2016	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks

Hong Kong	HK1179722	01/08/2016	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information

Japan	5690935	02/06/2015	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information

Japan	5989097	08/19/2016	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks

Taiwan	I531973	05/01/2016	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks

Schedule 6

Pending Patent Applications of Benefitfocus.com, Inc.

Jurisdiction	Serial No.	Filing Date	Inventor	Title
United States	13/020,376	02/03/2011	John M. Lunsford	Systems and methods for polymorphic content generation in a multi-application, multi-tenant environment

United States	13/299,112	11/17/2011	William B. Gilbert	Systems and methods for dynamic service integration

United States	13/452,580	04/20/2012	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls

United States	14/463,314	08/19/2014	Michael Rosier	Systems and methods for correlating derived metrics for system activity

United States	14/482,437	09/10/2014	Adam Wagner	Systems and methods for a metadata driven user interface framework

PCT	PCT/US2015/045477	08/17/2015	Michael Rosier	Systems and methods for correlating derived metrics for system activity

PCT	PCT/US2015/047882	09/01/2015	Adam Wagner	Systems and methods for a metadata driven user interface framework

PCT	PCT/US2015/048274	09/03/2015	Michael Rosier	System and method for dynamically intercepting and adjusting persistence behaviors via runtime configuration

PCT	PCT/US2015/048822	09/08/2015	Michael Rosier	Systems and methods for classifying and analyzing runtime events

Australia	2011289673	08/08/2011	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information

Australia	2012256399	02/24/2012	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks

Australia	2012337242	10/22/2012	William B. Gilbert	Systems and methods for dynamic service integration

Australia	2013249909	02/14/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls

Schedule 6

Canada	2,726,729	10/05/2009	Theodore C. Tanner, Jr.; Matthew Aldridge; Gregory Jorstad	Systems and methods for automatic creation of agent-based systems

Canada	2,806,461	08/08/2011	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information

Canada	2,868,317	02/14/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls

Canada	2,855,191	10/22/2012	William B. Gilbert	Systems and methods for dynamic service integration

Canada	2,829,194	02/24/2012	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks

China	201280055871.2	10/22/2012	William B. Gilbert	Systems and methods for dynamic service integration

China	201380020635.1	02/14/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls

Europe	09818612.5	10/05/2009	Theodore C. Tanner, Jr.; Matthew Aldridge; Gregory Jorstad	Systems and methods for automatic creation of agent-based systems

Europe	11816869.0	08/08/2011	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information

Europe	12785376.0	02/24/2012	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks

Europe	12849965.4	10/22/2012	William B. Gilbert	Systems and methods for dynamic service integration

Europe	13777746.0	02/14/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls

Hong Kong	See Chinese Patent No. ZL200980126895.0 above	[ ]	Theodore C. Tanner, Jr.; Matthew Aldridge; Gregory Jorstad	Systems and methods for automatic creation of agent-based systems

Hong Kong	14103513.6	02/24/2012	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks

Hong Kong	15101068.8	02/14/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls

India	984/DELNP/2013	08/08/2011	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information

India	7410/CHENP/2013	02/24/2012	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks

India	2117/CHENP/2014	10/22/2012	William B. Gilbert	Systems and methods for dynamic service integration

Schedule 6

India	8112/DELNP/2014	02/14/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls

Japan	2014-542317	10/22/2012	William B. Gilbert	Systems and methods for dynamic service integration

Japan	2015-506985	02/14/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls

Taiwan	101142364	11/14/2012	William B. Gilbert	Systems and methods for dynamic service integration

Taiwan	102113431	04/16/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls

Taiwan	104122891	07/15/2015	Michael Rosier	Systems and methods for correlating derived metrics for system activity

Taiwan	104129322	09/04/2015	Adam Wagner	Systems and methods for a metadata driven user interface framework

Taiwan	104128936	09/02/2015	Michael Rosier	System and method for dynamically intercepting and adjusting persistence behaviors via runtime configuration

Taiwan	104128937	09/02/2015	Michael Rosier	Systems and methods for classifying and analyzing runtime events

South Korea	10/2013/7029824	02/24/2012	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks

South Korea	10/2014/7012950	10/22/2012	William B. Gilbert	Systems and methods for dynamic service integration

Issued Patents and Pending Patent Applications Licensed to Benefitfocus.com, Inc.

NONE

Issued Patents of BenefitStore, Inc.

NONE

Pending Patent Applications of BenefitStore, Inc.

NONE

Issued Patents and Pending Patent Applications Licensed to BenefitStore, Inc.

NONE

Schedule 6

RIGHTS OF THE GRANTORS RELATING TO TRADEMARKS

Registered Trademarks of Benefitfocus, Inc.

NONE

Pending Trademark Applications of Benefitfocus, Inc.

NONE

Registered Trademarks and Pending Trademark Applications Licensed to Benefitfocus, Inc.

NONE

Registered Trademarks of Benefitfocus.com, Inc.

Jurisdiction	Registration No.	Registration Date	Filing Date	Registered Owner	Mark
United States	4649999	12/02/2014	07/22/2013	Benefitfocus.com, Inc.	HR INTOUCH

United States	4565511	07/08/2014	07/22/2013	Benefitfocus.com, Inc.	BENEFITFOCUS

United States	4527136	05/06/2014	07/19/2013	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.

United States	4261142	12/18/2012	04/30/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE

United States	4261146	12/18/2012	04/30/2012	Benefitfocus.com, Inc.	HR INTOUCH

United States	4111384	03/13/2012	06/30/2011	Benefitfocus.com, Inc.	SHOP ENROLL MANAGE EXCHANGE

United States	4102028	02/21/2012	06/30/2011	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. ONE PLACE.

[United States]	[3826875]	[08/03/2010]	[12/12/2008]	[Benefitfocus.com, Inc.]	[ICYOU]

United States	3578457	02/24/2009	05/16/2007	Benefitfocus.com, Inc.

United States	2496059	10/09/2001	08/04/2000	Benefitfocus.com, Inc.	BENEFITFOCUS

United States	4758876	06/23/2015	07/21/2014	Benefitfocus.com, Inc.	ONE PLACE

Australia	International Reg. No. 1106495 Trademark No. 1476309	12/30/2011	12/30/2011	Benefitfocus.com, Inc.	BENEFITFOCUS

Australia	International Reg. No. 1142954 Trademark No. 1534903	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE

Australia	International Reg. 1138700 Trademark No. 1531065	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH

Schedule 6

Australia	International Reg. 1181498 Trademark No. 1591173	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	HR INTOUCH

Australia	International Reg. 1191605 Trademark No. 1605589	12/31/2013	12/31/2013	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.

Australia	International Reg. No. 1182012 Trademark No. 1591274	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	BENEFITFOCUS

Canada	TMA855701	07/19/2013	01/31/2012	Benefitfocus.com, Inc.	BENEFITFOCUS

Canada	TMA867347	12/16/2013	10/30/2012	Benefitfocus.com, Inc.	HR INTOUCH

Canada	TMA867346	12/16/2013	10/29/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE

Canada	TMA911121	08/13/2015	12/19/2013	Benefitfocus.com, Inc.	BENEFITFOCUS

Canada	TMA911122	08/13/2015	12/19/2013	Benefitfocus.com, Inc.	HR INTOUCH

China	14158487	04/21/2015	03/12/2014	Benefitfocus.com, Inc.	BENEFITFOCUS

China	14158486	04/21/2015	03/12/2014	Benefitfocus.com, Inc.	BENEFITFOCUS

India	International Reg. No. 1191605	12/31/2013	12/31/2013	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.

India	International Reg. No. 1182012	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	BENEFITFOCUS

India	International Reg. No. 1181498	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	HR INTOUCH

Ireland	International Reg. No. 1106495	12/30/2011	12/30/2011	Benefitfocus.com, Inc.	BENEFITFOCUS

Ireland	International Reg. No. 1138700	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH

Ireland	International Reg. No. 1181498	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	HR INTOUCH

Ireland	International Reg. No. 1142954	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE

Ireland	International Reg. No. 1182012	10/01/2013	10/1/2013	Benefitfocus.com, Inc.	BENEFITFOCUS

Israel	International Reg. No. 1106495	12/30/2011	12/30/2011	Benefitfocus.com, Inc.	BENEFITFOCUS

Israel	International Reg. No. 1182012	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	BENEFITFOCUS

Schedule 6

Israel	International Reg. No. 1191605	12/31/2013	12/31/2013	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.

New Zealand	International Reg. No. 1191605	12/31/2013	12/31/2013	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.

New Zealand	International Reg. No. 1182012	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	BENEFITFOCUS

New Zealand	International Reg. No. 1181498	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	HR INTOUCH

New Zealand	967599	04/24/2013	10/23/2012	Benefitfocus.com, Inc.	HR INTOUCH

New Zealand	967600	04/24/2013	10/23/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE

South Africa	2012/28642	03/13/2015	10/23/2012	Benefitfocus.com, Inc.	HR INTOUCH

South Africa	2013/27350	09/28/2015	10/02/2013	Benefitfocus.com, Inc.	BENEFITFOCUS

South Africa	2013/27351	09/28/2015	10/02/2013	Benefitfocus.com, Inc.	HR INTOUCH

South Africa	2014/00310	07/30/2015	01/07/2014	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.

United Kingdom	International Reg. No. 1142954	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE

United Kingdom	International Reg. No. 1138700	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH

United Kingdom	International Reg. No. 1106495	12/30/2011	12/30/2011	Benefitfocus.com, Inc.	BENEFITFOCUS

United Kingdom	International Reg. No. 1181498	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	HR INTOUCH

United Kingdom	International Reg. No. 1191605	12/31/2013	12/31/2013	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.

United Kingdom	International Reg. No. 1182012	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	BENEFITFOCUS

World Intellectual Property Organization	International Reg. No. 1142954	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE

World Intellectual Property Organization	International Reg. No. 1138700	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH

World Intellectual Property Organization	International Reg. No. 1106495	12/30/2011	12/30/2011	Benefitfocus.com, Inc.	BENEFITFOCUS

World Intellectual Property Organization	International Reg. No. 1191605	12/31/2013	12/31/2013	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.

World Intellectual Property Organization	International Reg. No. 1182012	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	BENEFITFOCUS

World Intellectual Property Organization	International Reg. No. 1181498	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	HR INTOUCH

Schedule 6

Pending Trademark Applications of Benefitfocus.com, Inc.

Jurisdiction	Application No.	Filing Date	Applicant	Mark
United States	86/923,373	02/29/2016	Benefitfocus.com, Inc.	BENEFITFOCUS

Canada	1660145	01/17/2014	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.

Canada	1797920	08/29/2016	Benefitfocus.com, Inc.	BENEFITFOCUS

India	2419567	10/30/2012	Benefitfocus.com, Inc.	HR INTOUCH

India	2419568	10/30/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE

South Africa	2012/28643	10/23/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE

South Africa	2016/24461	08/29/2016	Benefitfocus.com, Inc.	BENEFITFOCUS

South Africa	2016/24462	08/29/2016	Benefitfocus.com, Inc.	BENEFITFOCUS

World Intellectual Property Organization	A0061183	08/29/2016	Benefitfocus.com, Inc.	BENEFITFOCUS

Registered Trademarks and Pending Trademark Applications Licensed to Benefitfocus.com, Inc.

NONE

Registered Trademarks of BenefitStore, Inc.

NONE

Pending Trademark Applications of BenefitStore, Inc.

NONE

Registered Trademarks and Pending Trademark Applications Licensed to BenefitStore, Inc.

NONE

Schedule 6

RIGHTS OF THE GRANTORS RELATING TO COPYRIGHTS

Registered Copyrights of Benefitfocus, Inc.

NONE

Pending Copyright Applications of Benefitfocus, Inc.

NONE

Registered Copyrights and Pending Copyright Applications Licensed to Benefitfocus, Inc.

NONE

Registered Copyrights of Benefitfocus.com, Inc.

Jurisdiction	Registration No.	Registration Date	Work of Authorship
United States	TX0006032200	11/14/2001	Benefit focus online enrollment and data exchange service application.

United States	TX0006032199	11/14/2001	Benefit focus online enrollment and data exchange services application version 1.14.

United States	V9921D265	02/25/2015	Benefit focus online enrollment and data exchange service application & 1 other title.

Pending Copyright Applications of Benefitfocus.com, Inc.

NONE

Registered Copyrights and Pending Copyright Applications Licensed to Benefitfocus.com, Inc.

NONE

Registered Copyrights of BenefitStore, Inc.

NONE

Pending Copyright Applications of BenefitStore, Inc.

NONE

Registered Copyrights and Pending Copyright Applications Licensed to BenefitStore, Inc.

NONE

OTHER LICENSE RIGHTS RELATING TO INTELLECTUAL PROPERTY

1.	Benefitfocus.com, Inc. grants licenses in the ordinary course for the use of its software to its customers pursuant to Terms of Use, Master Services Agreements and related Software License and Service Agreements.

Schedule 6

2.	Benefitfocus.com, Inc. licenses certain Intellectual Property rights from Oracle America, Inc. pursuant to that Ordering Document, effective November 22, 2013, by and between Arrow Enterprise Computing Solutions Inc., CDW Logistics, Inc., Oracle America, Inc. and Benefitfocus.com, Inc. (incorporating by reference the Oracle Master Agreement, US-OMA-68046).

3.	Benefitfocus.com, Inc. licenses certain Intellectual Property rights from John Hopkins University pursuant to that ACG Consultant Production License and Professional Services Agreement, dated May 2, 2011.

Schedule 6

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

BENEFITFOCUS, INC.

BENEFITFOCUS.COM, INC.

BENEFITSTORE, INC.

Date:              , 20

1. This Compliance Certificate is delivered pursuant to Section 6.2(b) of that certain Credit Agreement, dated as of February 20, 2015, by and among BENEFITFOCUS, INC., a Delaware corporation (“Parent”), BENEFITFOCUS.COM, INC., a South Carolina corporation (“Benefitfocus.com”), and BENEFITSTORE, INC., a South Carolina corporation (“BenefitStore”, and together with Parent and Benefitfocus.com, each individually, a “Borrower”, and collectively, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), SILICON VALLEY BANK, as the Issuing Lender and the Swingline Lender, SILICON VALLEY BANK (“SVB”), as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”) and COMERICA BANK, as documentation agent (in such capacity, the “Documentation Agent”) (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2. The undersigned, a duly authorized and acting Responsible Officer of Parent, hereby certifies, in his/her capacity as an officer of Parent, and not in any personal capacity, as follows:

3. I have reviewed and am familiar with the contents of this Compliance Certificate.

4. I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Parent and its Subsidiaries during the accounting period covered by the financial statements attached hereto as Attachment 1 (the “Financial Statements”). Except as set forth on Attachment 2, such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence as of the date of this Compliance Certificate, of any condition or event which constitutes a Default or an Event of Default.

5. Attached hereto as Attachment 3 are the computations showing compliance with the covenants set forth in Section 7.1 of the Credit Agreement.

6. [To the extent not previously disclosed to the Administrative Agent, a description of any change in the jurisdiction of organization of any Loan Party.]

7. [To the extent not previously disclosed to the Administrative Agent, a list of any material patents, registered trademarks or registered copyrights issued to or acquired by any Loan Party since [the Closing Date][the date of the most recent report delivered].]

[Remainder of page intentionally left blank; signature page follows]

Exhibit B

IN WITNESS WHEREOF, I have executed this Compliance Certificate as of the date first written above.

PARENT, for itself and on behalf of each other Borrower:

BENEFITFOCUS, INC.

By:
Name:
Title:

Exhibit B

Attachment 1

to Compliance Certificate

[Attach Financial Statements]

Attachment 1 to Compliance Certificate

Attachment 2

to Compliance Certificate

Except as set forth below, no Default or Event of Default has occurred. [If a Default or Event of Default has occurred, the following describes the nature of the Default or Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Borrowers to be taken on account thereof.]

Attachment 2 to Compliance Certificate

Attachment 3

to Compliance Certificate

Preliminary Note to Compliance Certificate Calculations

The information described herein is as of [            ], [        ] (the “Statement Date”), and pertains to the subject period described below.

(a)	Minimum Liquidity.

Required: Not permit Liquidity at any time, as tested on the last day of each month, to be less than $45,000,000.

Actual:

A.	The Available Revolving Commitment as of the Statement Date	$

B.	The aggregate amount of unrestricted cash and Cash Equivalents (including short term marketable securities) held by the Borrowers and the Guarantors in Deposit Accounts or Securities Accounts maintained with SVB or SVB’s Affiliates or another Lender or an Affiliate thereof, or with National Bank of South Carolina (“NBSC”, provided that the aggregate amounts held in deposit accounts with NBSC shall not exceed $6,500,000 at any time), and in each case subject to a first priority lien in favor of the Administrative Agent, including, without limitation, pursuant to a Deposit Account Control Agreement with respect to each such Deposit Account or Securities Account Control Agreement with respect to each such Securities Account; provided that, in connection with any calculation of Liquidity required hereunder, at least $30,000,000 must consist of unrestricted cash and Cash Equivalents (including short term marketable securities) satisfying the requirements of clause (i) above.	$

C.	MINIMUM LIQUIDITY (the sum of line A plus line B)	$

Does line C consist of not less than $30,000,000 of unrestricted cash?

No, not in Compliance	Yes, in Compliance

Is line C equal to or greater than $45,000,000?

No, not in Compliance	Yes, in Compliance

Attachment 3 to Compliance Certificate

(b)	Minimum Consolidated EBITDA.

Required: Permit Consolidated EBITDA for any quarter specified below, as calculated on a trailing six (6) months basis, to be less than the correlative amount specified below:

Quarter Ending	Minimum Consolidated EBITDA
March 31, 2015		($22,500,000)
June 30, 2015		($22,500,000)
September 30, 2015		($22,500,000)
December 31, 2015		($16,500,000)
March 31, 2016		($14,000,000)
June 30, 2016		($13,000,000)
September 30, 2016	$	[*	]
December 31, 2016	$	[*	]
March 31, 2017	$	[*	]
June 30, 2017	$	[*	]
September 30, 2017	$	[*	]
December 31, 2017	$	[*	]
March 31, 2018	$	[*	]
June 30, 2018	$	[*	]
September 30, 2018	$	[*	]
December 31, 2018	$	[*	]
March 31, 2019	$	[*	]
June 30, 2019	$	[*	]
September 30, 2019	$	[*	]
December 31, 2019	$	[*	]

Attachment 3 to Compliance Certificate

[*]	Confidential treatment requested; certain information omitted and filed separately with the SEC.

Actual: All amounts measured on a trailing six month basis:

A.	Consolidated Net Income	$

B.	Consolidated Interest Expense	$

C.	Provisions for taxes based on income	$

D.	Total depreciation and amortization expense	$

E.	Non-cash compensation expense	$

F.	The fees, costs and expenses incurred in connection with the Credit Agreement and the other Loan Documents and the transactions thereunder	$

G.	Reasonable one-time fees, costs and expenses incurred in connection with a Permitted Acquisition or a successful offering or issuance of Capital Stock, in each case to the extent approved in writing by the Administrative Agent as an ‘add-back’ to Consolidated EBITDA	$

H.	Other non-cash items reducing Consolidated Net Income (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period) approved by the Administrative Agent in writing as an ‘add back’ to Consolidated EBITDA	$

I.	any extraordinary or non-recurring losses, expenses or charges not to exceed $1,000,000 in the aggregate in any fiscal year (or such higher amounts as may be approved by the Required Lenders as an ‘add-back’ to Consolidated EBITDA)	$

J.	The Sum of lines A through I	$

K.	Other non-cash items increasing Consolidated Net Income for such period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period)	$

L.	Interest Income	$

M.	The Sum of lines K and L	$

N.	CONSOLIDATED EBITDA (line J minus line M)	$

Is Line N equal to or greater than $[        ]?

No, not in Compliance	Yes, in Compliance

Attachment 3 to Compliance Certificate